EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Millennium Biotechnologies Group, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2005 (the "Form 10-QSB"), I, Jerry E. Swon, Chief Executive Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, that the Company's Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 16, 2005                  /s/ Jerry E. Swon
                                      ----------------------
                                           Jerry E. Swon
                                           President and Chief Executive Officer